EXHIBIT 10.4

                            ASSET PURCHASE AGREEMENT

         This is an Asset Purchase Agreement (this "Agreement"), dated as of May 8, 2005, by and between (i) National Coal Corporation, a Tennessee corporation ("Buyer"); and (ii) LCC Tennessee, LLC, a Delaware limited liability company ("Seller").

                                    RECITALS

         WHEREAS, Buyer and Seller have determined that it is in their respective best interests for Seller to transfer to Buyer, and for Buyer to acquire from Seller, certain assets and liabilities of Seller on the terms and conditions contained in this Agreement;

         WHEREAS, the parties hereto desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated hereby;

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1
                                   DEFINITIONS

         1.1 DEFINITIONS. As used herein, the following terms have the meanings set forth below:

                  (a) "Affiliate" means, with respect to any specified Person, any Person that (directly or indirectly through one or more intermediaries) controls, is controlled by, or is under common control with, the specified Person. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

                  (b) "Approvals" means the consents and approvals required or contemplated to be obtained in connection with the transactions contemplated hereby, which consents and approvals are listed on SCHEDULE 1.1(B) hereto.

                  (c) "Assignment of Lease" means the Assignment of Lease in substantially the form of EXHIBIT A to this Agreement.

                  (d) "Bill of Sale" means the Bill of Sale, General Assignment and Assumption Agreement in substantially the form of EXHIBIT B to this Agreement.

                  (e) "Bond Release Agreement" means the Bond Release Agreement in substantially the form of EXHIBIT C to this Agreement.

                  (f) "Business Day" means any day other than any Saturday, Sunday or legal holiday in Lexington, Kentucky.

                  (g) "Deed" means the Special Warranty Deed substantially in the form of EXHIBIT D to this Agreement.

                  (h) "Equipment" means the equipment set forth on SCHEDULE 1.1(H) hereto.

                  (i)      "Escrow   Agreement"   means  the  Escrow   Agreement
substantially in the form of EXHIBIT E to this Agreement.

                  (j) "Facility Lease Termination Agreement" means the Permit and Facility Lease Amendment and Termination Agreement substantially in the form of EXHIBIT F to this Agreement.

                  (k) "Fee Lease Amendment" means the Amendment to Surface and Mineral Lease Agreement substantially in the form of EXHIBIT G to this Agreement.

                  (l) "Governmental Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

                  (m) "Improvements" means the buildings and structures located on the Owned Real Property.

                  (n) "Lease Amendments" means the Fee Lease Amendment and the Reclamation Agreement Amendment.

                  (o) "Lease" means the Rail Siding Lease, dated October 9, 1996, as amended, by and between Tennessee Railway Company and Tennessee Mining, Inc. (which was assigned to Seller).

                  (p) "Owned Real Property" means the real property set forth on SCHEDULE 1.1(P) hereto.

                  (q) "Permits" means the permits set forth on SCHEDULE 1.1(Q) hereto.

                  (r) "Permitted Liens" means any (a) pledge, assessment, security interest, lease, judgment lien, tax lien, mechanic's lien, materialman's lien, other lien, adverse claim, levy, charge, option, right of first refusal, charge, debenture, indenture, deed of trust, right-of-way, restriction, encroachment, license, lease, security agreement, or other encumbrance of any kind, and other restrictions or limitations on the use or ownership of real or personal property or irregularities in title thereto or any conditional sale contract, title retention contract or other contract to give any of the foregoing (i) imposed by law which does not materially impair the value, use or operation of the Purchased Assets in the ordinary course of business, such as liens for real estate taxes not yet payable and mechanic's liens incurred in the ordinary course; (ii) which is assumed or consented to by Buyer herein (including those, if any, included in Assumed Liabilities); (iii) created by Buyer; (iv) in favor of the lessor under the Lease; or (v) provided for in, or contemplated by, this Agreement; (b) easements, rights-of-way, restrictions or minor defects or irregularities in title; and (c) encumbrances consisting of zoning restrictions, easements, licenses or restrictions on the use of the Owned Real Property or minor


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


imperfections in title thereto, which do not materially impair the value or use of the Owned Real Property for coal mining purposes.

                  (s) "Person" means any natural person, corporation, limited liability company, general partnership, limited partnership, sole proprietorship, trust, union, association, Governmental Authority or other business organization.

                  (t)      "Purchased   Assets"   means   the   Equipment,   the
Improvements, the Lease, the Owned Real Property and the Permits.

                  (u) "Reclamation Agreement Amendment" means the Amendment to Reclamation Agreement substantially in the form of EXHIBIT H to this Agreement.

                  (v) "Related Agreements" means (i) the Assignment of Lease, (ii) the Bill of Sale, (iii) the Deed, (iv) the Escrow Agreement, (v) the Facility Lease Termination Agreement, (vi) the Lease Amendments, (vii) the Sublease Termination Agreement, and (viii) any other agreement, certificate or similar document executed by a party hereto pursuant to or in connection with this Agreement.

                  (w) "Related Person" means, with respect to a specific Person, any officer, director, employee, agent, shareholder, representative, successor or assign of such Person.

                  (x) "Seller Bonds" means the bonds posted by Seller or Horizon Natural Resources Company or any of their respective Affiliates with the Office of Surface Mining in connection with the Permits.

                  (y) "Sublease Termination Agreement" means the Permit and Sublease Amendment and Termination Agreement substantially in the form of
EXHIBIT I to this Agreement.

         1.2      RULES OF INTERPRETATION.

                  (a) The singular includes the plural and the plural includes the singular.

                  (b)      The word "or" is not exclusive.

(c) A reference to a Person includes its permitted successors and permitted assigns.

                  (d) The words "include," "includes" and "including" are not limiting.

                  (e) A reference in a document to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated. Exhibits, Schedules, Annexes and Appendices to any document shall be deemed incorporated by reference in such document.

                  (f)      References to any  document,  instrument or agreement
(i) shall include all exhibits, schedules and other attachments thereto, (ii) shall include all documents, instruments or



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

agreements issued or executed in replacement thereof, and (iii) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.

                  (g) The words "hereof," "herein" and "hereunder" and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document.

                  (h) References to "days" shall mean calendar days, unless the term "Business Days" shall be used.

                  (i) This Agreement is the result of negotiations among, and has been reviewed by the parties hereto. Accordingly, this Agreement shall be deemed to be the product of all parties, and no ambiguity shall be construed in favor of or against any party.

                                   ARTICLE 2
                           PURCHASE AND SALE OF ASSETS

         2.1 PURCHASED ASSETS. Upon the terms and subject to the conditions contained in this Agreement, at the Closing, Seller shall sell, assign, transfer and convey to Buyer, and Buyer shall purchase, acquire and accept from Seller, all of Seller's right, title and interest in the Purchased Assets, free and clear of all liens and encumberances, except as otherwise provided herein.

         2.2 EXCLUDED ASSETS. The parties acknowledge that Seller is not selling, assigning, transferring or conveying to Buyer, and Buyer is not purchasing, acquiring or accepting from Seller, any assets other than the Purchased Assets.

         2.3      TRANSFER OF PERMITS TO BUYER.

                  (a) Buyer and Seller acknowledge that the Permits are not in Seller's name, but are currently contemplated to be transferred to Seller from Tennessee Mining, Inc. ("TMI"). Buyer and Seller further acknowledge that TMI's corporate existence has been terminated in connection with TMI's bankruptcy proceeding. Buyer and Seller shall use commercially reasonable efforts to effect the transfer of the Permits from TMI to Seller and from Seller to Buyer. At least three (3) Business Days prior to the Closing Date, Buyer shall deliver to Seller completed and fully executed originals of all necessary documents or applications (including an "operator assignment") required by the Office of Surface Mining and/or the Tennessee Department of Environment and Conservation (collectively, the "Mining Authorities") for the transfer of the Permits to Buyer and the designation of Buyer as operator. Thereafter, Seller shall, within five (5) Business Days after the Closing Date, file all such applications and other documents with the Mining Authorities and Buyer shall cooperate with TMI and Seller to diligently pursue the expeditious transfer of the Permits.

                  (b) Notwithstanding the provisions of SECTION 2.3(A), Buyer and Seller agree and acknowledge that Buyer shall not be designated as the operator under OSM Permit 3021 unless and until such Permit has been transferred to Buyer and the corresponding Seller Bonds have been replaced, terminated and surrendered.


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


         2.4 ASSUMED LIABILITIES. At the Closing, Buyer shall assume all of the liabilities and obligations relating to the Purchased Assets, whether known or unknown and whether arising before or after the Closing (the "Assumed Liabilities"), including: (a) all liabilities and obligations relating to the Purchased Assets for reclamation required by law, contract or otherwise, whether known or unknown and whether arising before or after the Closing; (b) all liabilities and obligations for environmental impact, harm or damage or other liability or obligation of any nature related to the Purchased Assets, whether known or unknown and whether arising before or after the Closing; and (c) all liabilities and obligations relating to the Purchased Assets for electrical power, water, telephone and other utilities, security, road maintenance, water treatment, insurance, taxes, bonding, engineering support, permitting actions, reclamation, fines and fees, whether known or unknown and whether arising before or after the Closing. Buyer's assumption of the Assumed Liabilities shall be in addition to, and shall in no way diminish, modify or otherwise alter, any and all liabilities and obligations Buyer has under any other agreements it has with Seller or Seller's predecessors or assignors, including any and all liabilities and obligations arising under the Facility Lease Agreement (the "Facility Lease Agreement"), entered into effective as of the 16th day of July, 2004, by and between TMI and Buyer, the Permit Agreement of even date between such parties related thereto, the Sublease Agreement (the "Sublease Agreement"), made as of the 16th day of July, 2004, by and between such parties, and the Permit Agreement of even date between such parties related thereto, except to the extent those Agreements require the payment of rent, which shall be abated and paid only if the Buyer does not obtain the Permits that relate to the respective lease property within the Transfer Period, as below defined. Notwithstanding any provision of this Agreement to the contrary, Buyer shall not assume any liability of Horizon Natural Resources Company or any of its subsidiaries, including TMI, that were discharged, paid, compromised or satisfied, in each case, in full pursuant to the bankruptcy proceedings to which Horizon Natural Resources Company and its subsidiaries, including TMI, were parties.

         2.5 NON-ASSIGNMENT OF PURCHASED ASSETS. Notwithstanding any other provision of this Agreement or the Related Agreements to the contrary, neither this Agreement nor the Related Agreements shall constitute an agreement to assign or transfer and shall not effect the assignment or transfer of any Purchased Asset if (a) an attempted assignment or transfer thereof, without the approval, authorization or consent of, or granting or issuance of any license or permit by, any third party thereto (each such action a "Necessary Consent"), would constitute a breach thereof and (b) such Necessary Consent has not been obtained. In such event, from and after the Closing Date, Seller and Buyer shall use commercially reasonable efforts to obtain each such Necessary Consent.

         2.6      REAL PROPERTY ESCROW.

                  (a) Notwithstanding any provision herein to the contrary, at the Closing, the Owned Real Property, the Improvements and the Lease shall not be transferred to Buyer. The executed Deed and the executed Assignment of Lease (the "Escrowed Documents") shall be held by Seller in escrow and distributed as set forth in this SECTION 2.6. The Equipment shall be transferred to Buyer at the Closing.

                  (b)      With  respect  to  each   Permit,   Buyer  shall  use
commercially reasonable efforts to cause such Permit to be transferred to Buyer and the corresponding Seller Bonds to be


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


replaced, terminated and surrendered within two hundred seventy (270) days from the Closing Date (the "Transfer Period"); provided, however, that with respect to any Permit, (i) the running of the Transfer Period shall be tolled during any time that the transfer of such Permit is delayed as a direct consequence of any action or inaction (when action was required) solely on the part of Seller, including any such delay that arises as a direct consequence of any past or future action or inaction (when action was required) solely by LCC in connection with the transfer of the Permits from TMI to LCC, it specificially being the intention of the Parties that the running of the Transfer Period shall not begin until such time as the Permits have transferred from TMI to LCC; and (ii) the Transfer Period may be extended upon the written consent of Seller. Seller shall deliver each Escrowed Document to Buyer as soon as all Permits to which such Escrowed Document relates have been transferred to Buyer and all Seller Bonds related to such Permits have been replaced, terminated and surrendered.

                  (c) With respect to each Permit, if Buyer has not caused such Permit to be transferred to Buyer and the corresponding Seller Bonds to be replaced, terminated and surrendered prior to the expiration of the applicable Transfer Period, (i) the Escrowed Documents related to such Permit(s) shall, at the option of Seller (which shall be exercisable in Seller's sole and absolute discretion), no longer be deemed to be in escrow and Seller shall be entitled to retain the same; (ii) Buyer and Seller shall, at the option of Seller (which shall be exercisable in Seller's sole and absolute discretion), instruct the Mining Authorities not to proceed with the transfer of such Permit(s); and (iii) Buyer shall, at the option of Seller (which shall be exercisable in Seller's sole and absolute discretion), reconvey to Seller such Permit and any documents related thereto and any right, title or interest Buyer may have acquired therein.

                  (d) Until such time as the Escrowed Documents with respect to each Permit are released from escrow to Buyer, Buyer shall have no right, title or interest in the Owned Real Property, the Improvements or the Lease, except the right to have the Escrowed Documents released from escrow pursuant to the terms of this Agreement.

         2.7      BOND ESCROW.

                  (a) Buyer acknowledges that it is not obtaining any right, title or interest in any of the Seller Bonds. Buyer shall obtain all bonds necessary in connection with the Permits, and shall cause the Seller Bonds to be replaced, terminated and surrendered as soon as practicable after the Closing. At the Closing, Buyer shall deliver to U.S. Bank National Association (the "Escrow Agent") cash in an amount equal to Five Hundred Thirty-Eight Thousand Two Hundred Dollars ($538,200.00) to be held pursuant to the terms of the Escrow Agreement.

                  (b) With respect to each Permit set forth on Schedule 2.7 if Buyer has caused such Permit to be transferred to Buyer and the corresponding Seller Bonds to be replaced, terminated and surrendered prior to the expiration of the applicable Transfer Period, Seller shall instruct the Escrow Agent to and the Escrow shall transfer to Buyer the amount of cash corresponding to such Permit on Schedule 2.7 in accordance with the Escrow Agreement.

                  (c) With respect to each Permit set forth on Schedule 2.7, if Buyer has not caused such Permit to be transferred to Buyer and the corresponding Seller Bonds to be replaced,


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


terminated and surrendered prior to the expiration of the applicable Transfer Period, Seller shall instruct the Escrow Agent to transfer to Seller the amount corresponding to such Permit on Schedule 2.7 in accordance with the Escrow Agreement. Provided, however, if the non-transfer of any Permit is due to the fault, or action or failure to act of the Seller, then the Seller shall instruct the Escrow Agent to transfer to the Buyer the amount of cash corresponding to such Permit on Schedule 2.7 in accordance with the Escrow Agreement.

                  (d) In the event this Agreement or any of the Related Agreements are terminated, rejected or materially breached by Buyer after the Closing, Seller shall have the rights and remedies set forth in Section 7.2 as though this Agreement had been terminated pursuant to Article 7 and Seller shall be entitled to, and shall instruct the Escrow Agent to transfer to Seller, all funds then held pursuant to the Escrow Agreement.

         2.8 TAXES. Buyer shall pay any and all sales, use or other taxes, duties or recording costs, if any, imposed on the transfer of the Purchased Assets pursuant to this Agreement or any Related Agreement. All utility charges, lease payments and royalty payments under the Purchased Assets and all ad valorem, real property, personal property and mineral taxes with respect to the Purchased Assets, in each case, other than those for which Buyer is responsible pursuant to the terms of the Sublease Agreement or the Facility Lease Agreement (which amounts Buyer shall pay to Seller at the Closing), shall be prorated as of the Closing Date. Seller shall be responsible for all such costs relating to the period prior to the Closing Date, and Buyer shall be responsible for all such costs relating to the period beginning on the Closing Date. Buyer and Seller shall make any such payments within a reasonable time period following the Closing.

         2.9 TIME AND PLACE OF CLOSING. Unless this Agreement is earlier terminated pursuant to its terms, the closing of the transactions contemplated hereby (the "Closing") shall take place within five (5) Business Days after all conditions precedent to Closing set forth in this Agreement have been satisfied or waived (such date on which the Closing occurs, the "Closing Date"); provided, however, that Buyer and Seller shall use commercially reasonable efforts to cause the Closing to occur on or before July 8, 2005. The Closing shall take place at the offices of Frost Brown Todd LLC, 2700 Lexington Financial Center, Lexington, Kentucky.

         2.10 ACCESS RIGHTS. Buyer hereby acknowledges and agrees that (a) in the event some but not all of the Permits are transferred from Seller to Buyer, Seller shall have the right, without any payment of any kind to Buyer or any other Person, to use the areas covered by any of such transferred Permits, including OSM Permit 3020; and (b) in the event all of the Permits are transferred from Seller to Buyer, Seller shall have the right, without any payment of any kind to Buyer or any other Person, to use the area covered by OSM Permit 3020, in each case, to the extent necessary to enable Seller to conduct any permissible activities on, and to be able to access, properties owned, controlled or otherwise operated by Seller or its Affiliates; provided, however, that if Seller or its Affiliates or agents haul a material amount of coal over the Fork Mountain haulroad after OSM Permit 3020 is transferred to Buyer, Buyer and Seller shall share in the reasonable maintenance costs for such haulroad during the period that Seller or its Affiliates or agents are hauling coal on such haulroad, based on the relative tonnage of coal hauled by Seller and its Affiliates and agents, on one hand, and hauled by Buyer and its Affiliates and agents, on the other hand. Buyer further agrees to take all such commercially


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


reasonable actions as Seller may request to further evidence, or give effect to, the rights set forth in this section, including the filing of all documents required to be filed with any Governmental Authority with respect to such rights.

         2.11 AIG ESCROW. The parties acknowledge that, pursuant to the Bond Release Agreement, Affiliates of American International Group will agree to pay Five Hundred Thousand Dollars ($500,000.00) or such other amount to Buyer, provided the Seller Bonds are replaced, terminated and surrendered within the Release Period (as defined in the Bond Release Agreement).

                                   ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         In order to induce Buyer to enter into this Agreement, Seller makes the representations and warranties set forth below.

         3.1 ORGANIZATION. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its formation. Seller has full power, authority and capacity to execute and deliver this Agreement and the Related Agreements and, subject to obtaining the Approvals, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

         3.2 EXECUTION AND DELIVERY. The execution, delivery and performance of this Agreement and the Related Agreements by Seller, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by Seller, and no other limited liability company action on the part of Seller is necessary to authorize the execution, delivery and performance of this Agreement and the Related Agreements by Seller and the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Seller and constitutes, and upon the execution and delivery by Seller of the Related Agreements, the Related Agreements shall constitute, legal, valid and binding obligations of Seller enforceable against Seller in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganizations, moratorium or other laws affecting creditors' rights generally.

         3.3 NO CONFLICTS. Subject to obtaining the Approvals, the execution and delivery by Seller of this Agreement and the Related Agreements, the performance of its obligations under this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby do not and shall not:

                  (a) Conflict with or result in a violation or breach of any of the terms, conditions or provisions of its articles of organization or operating agreement;

                  (b) Conflict with or result in a violation or breach of any term or provision of any license, law or order applicable to Seller or any of the Purchased Assets; or

                  (c) Conflict with or result in a violation or breach of, or constitute a default under, or require Seller to obtain any consent or approval under the terms of, any of the Purchased Assets.


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


         3.4 GOVERNMENTAL APPROVALS AND FILINGS. Subject to obtaining the Approvals, no consent, approval or action of, filing with or notice to any Governmental Authority on the part of Seller is required in connection with the execution, delivery and performance of this Agreement or any of the Related Agreements or the consummation of the transactions contemplated hereby or thereby.

         3.5 BROKERS. Neither Seller nor any of its Affiliates has incurred any liability for any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement.

         3.6 SELLER HAS OWNERSHIP OF, AND TITLE TO AND THE RIGHT TO TRANSFER TITLE TO THE ASSETS INTENDED TO BE TRANSFERRED BY THIS AGREEMENT FROM THE SELLER TO THE BUYER. SELLER IS THE HOLDER OF OR WILL BE THE HOLDER OF THE PERMIT WITHIN THE TRANSFER PERIOD, AND HAS OR WILL HAVE THE LEGAL ABILITY, SUBJECT TO THE NECESSARY GOVERNMENTAL CONSENTS AND APPROVALS, TO TRANSFER THE PERMITS TO THE BUYER WITHIN THE TRANSFER PERIOD.

                                   ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF BUYER

         In order to induce Seller to enter into this Agreement, Buyer makes the representations and warranties set forth below.

         4.1 ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Buyer has full power, authority and capacity to execute and deliver this Agreement and the Related Agreements and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

         4.2 EXECUTION AND DELIVERY. The execution, delivery and performance of this Agreement and the Related Agreements by Buyer, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by Buyer, and no other corporate action on the part of Buyer is necessary to authorize the execution, delivery and performance of this Agreement and the Related Agreements by Buyer and the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Buyer and constitutes, and upon the execution and delivery by Buyer of the Related Agreements, the Related Agreements shall constitute, legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganizations, moratorium or other laws affecting creditors' rights generally.

         4.3 NO CONFLICTS. Subject to obtaining the Approvals, the execution and delivery by Buyer of this Agreement and the Related Agreements, the performance of its obligations under this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby do not and shall not:

                  (a) Conflict with or result in a violation or breach of any of the terms, conditions or provisions of its articles of incorporation or bylaws;

                  (b) Conflict with or result in a violation or breach of any term or provision of any law or order applicable to Buyer; or

                  (c) Conflict with or result in a violation or breach of, or constitute a default under, or require Buyer to obtain any consent or approval under the terms of, any contract or license to which Buyer is a party or by which Buyer's assets or properties are bound.

         4.4 GOVERNMENTAL APPROVALS AND FILINGS. Subject to obtaining the Approvals, no consent, approval or action of, filing with or notice to any Governmental Authority on the part of Buyer is required in connection with the execution, delivery and performance of this Agreement or any of the Related Agreements or the consummation of the transactions contemplated hereby or thereby.

         4.5 BROKERS. Neither Buyer nor any of its Affiliates has incurred any liability for any fee or commission to any broker, finder, investment banker or other intermediary in connection with the transactions contemplated by this Agreement.

         4.6 ADEQUATE FUNDS. Buyer has or has access to adequate funds available to it in order to consummate the transactions contemplated by this Agreement and the Related Agreements and to perform its obligations hereunder and thereunder.

         4.7 PERMITTING. Neither Buyer or any of its Affiliates, nor any of their respective Related Persons have been subject to any bond forfeiture, permit suspension or revocation or similar effort or proceeding instituted by any Governmental Authority. Neither Buyer or any of its Affiliates, nor any of their respective Related Persons has been notified by the Federal Office of Surface Mining or the agency of any state administering the Surface Mining Control and Reclamation Act (30 U.S.C. ss.ss. 1201 et seq.), or any comparable state statute, that it is (a) ineligible to receive additional surface mining permits, or (b) under investigation to determine whether its eligibility to receive such permits should be revoked, i.e., "permit blocked".

                                   ARTICLE 5
                 CONDITIONS PRECEDENT TO PERFORMANCE BY PARTIES

         5.1 CONDITIONS PRECEDENT TO PERFORMANCE BY SELLER. The obligations of Seller to consummate the transactions contemplated by this Agreement is subject to the fulfillment, at or before the Closing, of the following conditions, any one or more of which may be waived by Seller in its sole discretion:

                  (a) All representations and warranties made by Buyer in this Agreement or the Related Agreements shall be true and correct in all material respects on the date of this Agreement and on and as of the Closing Date (except to the extent that any such representation and warranty is made as of a specified date, in which case such representation and warranty shall be made only as of such specified date), and the covenants and agreements of Buyer to be performed on or before the Closing Date shall have been duly performed in all material respects in accordance with this Agreement, and Seller shall have received a certificate, dated the Closing Date and signed by an officer of Buyer, to that effect.

         5.2 CONDITIONS PRECEDENT TO PERFORMANCE BY BUYER. The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing, of the following conditions, any one or more of which may be waived by Buyer in its sole discretion:

                  (a) All representations and warranties made by Seller in this Agreement or the Related Agreements shall be true and correct in all material respects on the date of this Agreement and on and as of the Closing Date (except to the extent that any such representation and warranty is made as of a specified date, in which case such representation and warranty shall be made only as of such specified date), and the covenants and agreements of Seller to be performed on or before the Closing Date, shall have been duly performed in all material respects in accordance with this Agreement, and Buyer shall have received a certificate, dated the Closing Date and signed by an officer of Seller, to that effect.

         5.3 CONDITIONS TO EACH PARTY'S OBLIGATIONS. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or waiver, at or before the Closing, of the following conditions:

                  (a) There shall not be outstanding, as of the Closing, any order, injunction or similar action prohibiting the consummation of all, or any material portion of, the transactions contemplated by this Agreement and no action shall have been commenced, as of the Closing, which could reasonably be expected to prohibit the consummation of all, or any material portion of, the transactions contemplated hereby.

                  (b) There shall not have been any action taken or any statute enacted by any Governmental Authority, as of the Closing, which would render the parties unable to consummate the transactions contemplated hereby or make the transactions contemplated hereby illegal or prohibit the consummation of the transactions contemplated hereby.

                  (c) As of the Closing, the parties hereto shall have obtained all material approvals and consents, if any, necessary for the consummation of the transactions contemplated by this Agreement, except for the governmental consents and approvals required to transfer the Permits and the consent necessary to assign the Lease.

                                    ARTICLE 6
                                    COVENANTS

         6.1      COMPLIANCE   WITH   PERMITS.   Buyer  shall  comply  with  all
conditions and requirements of, or pertaining to, any Permits that Buyer operates under after the Closing. Buyer shall bear any risk or expense associated with not having any Permits transferred or otherwise in effect following the Closing. In the event that any demand is made under any Seller Bond after the Closing, at the option of Seller (which option shall be exercised in Seller's sole and absolute discretion) either (a) Buyer shall satisfy such demand or reimburse the Person that suffered a loss as a result of such demand; or (b) Buyer and Seller shall instruct the Escrow Agent to satisfy such demand from the cash held pursuant to the Escrow Agreement. Buyer shall use its best efforts to cause the Permits to be transferred to Buyer as soon as possible following the Closing, but in no event later than the applicable Transfer Period.

         6.2 CURE OF VIOLATIONS. Buyer shall provide Seller prompt written notice of any "notice of violation" or other notice of default or violation with respect to the Permits being issued after the execution of this Agreement and prior to final transfer of the Permits to Buyer. All liabilities for fines and penalties and all liabilities and obligations for remedial work or otherwise arising from or relating to "notices of violation" and other notices of default or violation under any Permit or any law, rule or regulation applicable to the Purchased Assets, whether arising before or after the Closing, shall be the responsibility and liability of Buyer, and shall be cured as soon as reasonably possible. Prior to the final transfer of the Permits to Buyer, Seller may, but shall have no obligation to, take such actions as Seller reasonably believes to be necessary or desirable to cure any "notice of violation" or other default or violation under any Permit or any law, rule or regulation applicable to the Purchased Assets, and Seller may, at its election, offset the costs associated therewith against any other amounts owing to Buyer pursuant to this Agreement or any Related Agreement. In the event Seller cannot or does not offset its cure costs against amounts owed to Buyer, at the option of Seller (which option shall be exercised in Seller's sole and absolute discretion) either (a) Seller's documented cure costs shall be reimbursed by Buyer within 30 days after Seller requests reimbursement; or (b) Buyer and Seller shall instruct the Escrow Agent to satisfy such demand from the cash held pursuant to the Escrow Agreement.

         6.3 RECLAMATION. Buyer shall comply with all applicable laws in connection with the reclamation obligations associated with all of the Permits.

         6.4 PERFORMANCE UNDER LEASES. From and after the Closing Date, Buyer shall (a) assume all obligations and liabilities of Seller under the Lease, and (b) at the discretion of Seller, take all actions necessary to satisfy the lessee's obligations and liabilities under the terms and conditions of the Lease.

         6.5 BUYER'S CLOSING DELIVERIES. At the Closing, Buyer shall deliver the following to Seller:

                  (a) the Related Agreements to which Buyer is a party, duly executed by Buyer;

                  (b) the Bond Release Agreement, duly executed by Buyer(it shall be the responsibility of the Seller to obtain the execution of the Agreement by AIG);

                  (c) a copy of the resolutions of the board of directors of Buyer approving this Agreement and the Related Agreements;

                  (d) a good standing certificate for Buyer, dated a recent date prior to the Closing Date and certified by the Secretary of State of Tennessee;

                  (e) incumbency certificates of Buyer, dated the Closing Date, signed by a duly authorized officer of Buyer, and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of Buyer, this Agreement and the Related Agreements; and

                  (f) all other documents and instruments contemplated to be delivered by Buyer pursuant to this Agreement.

         6.6      SELLER'S CLOSING DELIVERIES.

                  (a)      At the Closing, Seller shall deliver the following to
Buyer:

                           (i)      the Related  Agreements (other than the Deed
and the Assignment of Lease) to which Seller is a party, duly executed by Seller;

                           (ii)     the Bond Release Agreement, duly executed by
the Seller and by an authorized representative of AIG;

                           (iii)    a copy of the  resolutions  of the boards of
directors or other governing body of Seller approving this Agreement and the Related Agreements;

                           (iv)     a  good  standing  certificate  for  Seller,
dated a recent date prior to the Closing Date and certified by the Secretary of State of its state of formation;

                           (v)      an incumbency certificate, dated the Closing
Date, signed by a duly authorized officer, member or manager of Seller and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of Seller, this Agreement and the Related Agreements; and

                           (vi)     all other documents and  instruments  (other
than the Deed and the Assignment of Lease) contemplated to be delivered by Seller pursuant to this Agreement.

                  (b) Seller shall deliver the Deed and the Assignment of Lease to Buyer pursuant to the terms of Section 2.6

         6.7 INSURANCE. Without limiting the obligations of Buyer to protect, indemnify, hold harmless and defend Seller as provided in this Agreement, Buyer agrees, at its own cost and expense, to procure and keep in force and effect the insurance listed on Schedule 6.7 with insurance carrier(s) acceptable to Seller until such time as the Permits are completely transferred to Buyer. Before commencing, or permitting any other Person to commence, any work under the Permits, Buyer shall furnish Seller with certificates of insurance attested by a duly authorized representative of Buyer's insurance carrier(s) evidencing that the insurance required hereunder is in full force and effect and that such insurance shall not be cancelled or materially changed without giving to Seller at least ten (10) days' prior written notice.

         6.8 TITLE. Seller has title to the Purchased Assets. At the Closing, Seller shall transfer the Equipment to Buyer free and clear of all material liens, claims, defaults and encumbrances, except Permitted Liens. Upon the approval of the transfer of the Permits and the replacement, termination and surrender of the Seller Bonds, Seller shall transfer the Permits, the Owned Real Property, the Lease (provided the consent of the lessor thereunder has been obtained) and the Improvements to Buyer free and clear of all material liens, claims, defaults and encumbrances, except Permitted Liens.

         6.9 PAYMENTS. At the Closing, Buyer shall pay to Seller all amounts due to Seller under the Facility Lease Agreement and the Sublease Agreement through the Closing Date, regardless of whether such amounts are then payable or would become payable after the Closing Date.

                                    ARTICLE 7
                                   TERMINATION

         7.1      TERMINATION.  This  Agreement  may be  terminated  before  the
Closing:

                  (a)      By mutual consent of Buyer and Seller at any time;

                  (b) By Seller if the Closing has not occurred on or before May 6, 2005 (as such date may be extended by agreement of the parties hereto); provided, however, that as of such date Seller is not in material default under this Agreement;

                  (c) Provided the terminating party is not otherwise in material default or breach of this Agreement, and has not failed or refused to perform without justification hereunder, by either Buyer or Seller, without prejudice to other rights and remedies which the terminating party may have, if the other party shall (i) have materially failed to perform its covenants or agreements contained herein required to be performed, or (ii) have materially breached any of its representations or warranties contained herein; provided, however, that in the case of clause (i) or (ii), the defaulting party shall have a period of ten (10) days following written notice from the non-defaulting party to cure any breach of this Agreement, if such breach is curable.

         7.2 EFFECT OF TERMINATION; REMEDIES. In the event this Agreement is terminated pursuant to this Article 7, this Agreement shall become null and void and have no effect (other than Articles 7, 8, and 9 of this Agreement and any indemnification provisions contained elsewhere in this Agreement, all of which shall survive termination), with no liability on the part of Seller or Buyer, or their respective Affiliates or Related Persons, with respect to this Agreement, except for (i) the liability of a party for its own expenses pursuant to Section 9.1; and (ii) provided, however that any such termination shall be without prejudice to the rights of any party hereto arising out of the breach by any other party of any covenant or agreement contained in this Agreement. In the event this Agreement or any of the Related Agreements is terminated, rejected or materially breached after the Closing, Seller shall have the rights and remedies set forth in this Section as though this Agreement had been terminated pursuant to Article 7 and Seller shall have the right to have the Equipment returned to it, in which case Buyer shall execute all such documents and take all such actions as Seller shall reasonably request to effect the transfer of the Equipment from Buyer to Seller.

                                   ARTICLE 8
                                 INDEMNIFICATION

         8.1 INDEMNITY BY SELLER. Seller shall indemnify and hold Buyer and its officers, directors, members, managers, employees and Affiliates (collectively, the "Buyer Indemnitees") harmless from and against, and shall pay to the Buyer Indemnitees the full amount of, any loss, claim, damage, liability or expense (including reasonable attorneys' fees but excluding all special, exemplary, punitive and consequential damages) (each, a "Loss") resulting to the Buyer Indemnitees, either directly or indirectly, from any inaccuracy in any representation or warranty, or any breach of any covenant or agreement, by Seller contained in this Agreement or in any of the Related Agreements.

         8.2 INDEMNITY BY BUYER. Buyer shall indemnify and hold Seller, TMI and their officers, directors, members, managers, employees and Affiliates (collectively, the "Seller Indemnitees") harmless from and against, and shall pay to the Seller Indemnitees the full amount of, any Loss resulting to the Seller Indemnitees, either directly or indirectly, from: (a) the Purchased Assets, (b) the Assumed Liabilities, (c) any violation (or claimed violation) by Buyer of any law, rule or regulation, or (d) any inaccuracy in any representation or warranty, or any breach of any covenant or agreement, by Buyer contained in this Agreement or in any of the Related Agreements.

         8.3 REMEDIES; RIGHT OF OFFSET. Upon the occurrence of any event for which any Seller Indemnitee is entitled to indemnification from Buyer under this Agreement, it shall have all the rights and remedies at law and in equity available to it. Without limiting the foregoing, if Buyer fails or refuses to pay any such amounts promptly after the request of any Seller Indemnitee, then such Seller Indemnitee, at its election, may offset any such amounts against any amounts owed to Buyer or any of its Affiliates by such Seller Indemnitee. Upon the occurrence of any event for which any Buyer Indemnitee is entitled to indemnification from Seller under this Agreement, it shall have all the rights and remedies at law and in equity available to it. Without limiting the foregoing, if Seller fails or refuses to pay any such amounts promptly after the request of any Buyer Indemnitee, then such Buyer Indemnitee, at its election, may offset any such amounts against any amounts owed to Seller or its Affiliates by such Buyer Indemnitee.

         8.4 CONTROL OF INDEMNIFIED MATTERS. If a third-party claim is made against an indemnified party that may result in a loss to the indemnified party, the indemnifying party shall be entitled to participate in the defense thereof, and if it so chooses, to assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. If the indemnifying party elects to assume the defense of such third-party claim, the indemnifying party shall not be liable to the indemnified party for legal expenses subsequently incurred by the indemnified party in connection with the defense thereof. If the indemnifying party assumes such defense, the indemnified party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the indemnifying party, it being understood that the indemnifying party shall control such defense. The indemnifying party shall be liable for the fees and expenses of counsel employed by the indemnified party for any period during which the indemnifying party has not assumed the defense thereof. If the indemnifying party chooses to defend or prosecute any third-party claim, all of the parties hereto shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the indemnifying party's request) the provision to the indemnifying party of records and information which are reasonably relevant to such third-party claim, and making employees available on a mutually convenient and reasonable basis to provide additional information and explanation of any material provided hereunder. Whether or not the indemnifying party shall have assumed the defense of a third-party claim, the indemnified party shall not admit any liability with respect to, or settle, compromise or discharge, such third-party claim without the indemnifying party's prior written consent (which consent shall not be unreasonably withheld). Notwithstanding any provision in this SECTION 8.4, an indemnifying party shall have no right to participate in or in any way assume the defense of a third-party claim if such third-party claim seeks an order, injunction, non-monetary claim or other equitable relief against the indemnified party; provided, however, that in such case the indemnifying party shall be liable for the fees and expenses of counsel for the indemnified party.

         8.5 REIMBURSEMENT. For purposes of clarification and not limitation, the parties hereto acknowledge and agree that Buyer shall reimburse Seller for all Losses it incurs with respect to the Purchased Assets following the Closing.

                                   ARTICLE 9
                                  MISCELLANEOUS

         9.1 EXPENSES. Except as specifically set forth in this Agreement or any Related Agreement, the parties shall bear their own expenses, including, without limitation, fees, disbursements and other costs of any brokers, finders, investment bankers, attorneys, accountants and other advisors, in connection with this Agreement, the Related Agreements, and the transactions contemplated hereby and thereby. For purposes of clarification, the parties hereto acknowledge and agree that Buyer shall pay all costs and expenses associated with the transfer of the Permits. In any action or proceeding commenced in connection with a breach of this Agreement or any Related Agreement, the prevailing party therein shall be entitled to an award of its reasonable attorneys' fees and costs.

         9.2 NOTICES. All notices, requests, demands and other communications made in connection with this Agreement shall be in writing and shall be (a) mailed by registered or certified mail, return receipt requested, postage prepaid, (b) transmitted by hand delivery, (c) sent by facsimile, or (d) sent by nationally recognized overnight courier for next Business Day delivery, addressed as follows:

                  (a)      If to Seller:

                           LCC Tennessee, LLC
                           Attention: President, Dan Geiger
                           200 West Vine Street, Suite 300
                           Lexington, Kentucky 40507
                           Telephone:       (859) 246-4220
                           Facsimile:       (859) 246-1748

                           with copies to:

                           Greenbaum Doll & McDonald PLLC
                           Attention:  Martin Cunningham
                           300 West Vine Street, Suite 1100
                           Lexington, Kentucky 40507
                           Telephone:       (859)231-8500
                           Facsimile:       (859)255-2742

                  (b)      If to Buyer:

                           National Coal Corporation
                           Attention: President, Jon E. Nix
                           8915 George Williams Road
                           Knoxville, Tennessee 37923
                           Telephone:       (865) 690-6900
                           Facsimile:       (865) 691-9982


or, in each case, such other address as may be specified in writing to the other party hereto.

         All such notices, requests, demands, waivers and other communications shall be deemed to have been received (w) if by registered or certified mail, on the first Business Day after the delivery date documented by the United States Postal Service for the delivery thereof, (x) if by hand delivery, on the first Business Day after such actual delivery, (y) if by facsimile and the
transmitting   party   receives  a   transmission   receipt  dated  the  day  of
transmission, on the next Business Day after transmission, and (z) if by nationally recognized overnight courier, on the next Business Day after the delivery date documented by such courier.

         9.3 AMENDMENT; WAIVERS, ETC. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time.

         9.4 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         9.5 ASSIGNMENT. Buyer shall not assign this Agreement or any rights or obligations under this Agreement (by operation of law or otherwise) without the prior written consent of Seller.

         9.6 PARTIES IN INTEREST. This Agreement and the Related Agreements shall be binding upon and inure solely to the benefit of the parties hereto and their successors and permitted assigns, and nothing in this Agreement or any Related Agreement, expressed or implied, is intended to confer upon any other Person any rights or remedies of any nature under or by reason of this Agreement or any Related Agreement; provided, however, that the Buyer Indemnitees, the Seller Indemnitees and the Related Persons of Seller and its Affiliates may rely on the provisions of this Agreement or any Related Agreement applicable to such Persons.

         9.7 BULK SALES OR TRANSFER LAWS. Buyer hereby waives compliance by Seller with the provisions of the bulk sales or transfer laws of all applicable jurisdictions.

         9.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which shall constitute one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties hereto.

         9.9 GOVERNING LAW. This Agreement and the Related Agreements shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Kentucky, without regard to its conflicts of law rules.

         9.10 JURISDICTION. Each of the parties hereto agrees that any proceeding brought to enforce the rights or obligations of any party hereto under this Agreement or any Related Agreement shall be commenced and maintained in Circuit Court in Boyd County, Kentucky or the United States District Court for the Eastern District of Kentucky, Lexington Division, and such courts shall have exclusive jurisdiction over any such proceeding. Each of the parties consents to the exercise of jurisdiction over it and its properties with respect to any proceeding arising out of or in connection with this Agreement, any Related Agreement or the transactions contemplated hereby or thereby, or the enforcement of any rights under this Agreement or any Related Agreement.

         9.11 SEVERABILITY. If any provision of this Agreement is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever, so long as this Agreement, taken as a whole, still expresses the material intent of the parties. The invalidity of any one or more phrases, sentences, clauses, sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

         9.12 ENTIRE AGREEMENT. This Agreement and the Related Agreements constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         9.13 DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER IS NOT MAKING ANY REPRESENTATIONS OR WARRANTIES REGARDING THE PURCHASED ASSETS, EXPRESS OR IMPLIED. WITHOUT LIMITING THE FOREGOING BUYER ACKNOWLEDGES THAT THE PURCHASED ASSETS ARE CONVEYED "AS IS", "WHERE IS" AND "WITH ALL FAULTS" AND THAT ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ARE DISCLAIMED. FURTHERMORE BUYER ACKNOWLEDGES THAT SELLER AND ITS AFFILIATES AND THEIR RESPECTIVE RELATED PERSONS HAVE MADE NO REPRESENTATION OR WARRANTY CONCERNING (I) ANY USE TO WHICH THE PURCHASED ASSETS MAY BE PUT, (II) ANY FUTURE REVENUES, COSTS, EXPENDITURES, CASH FLOW, RESULTS OF OPERATIONS, FINANCIAL CONDITION OR PROSPECTS THAT MAY RESULT FROM THE OWNERSHIP, USE OR SALE OF THE PURCHASED ASSETS OR THE ASSUMPTION OF THE ASSUMED LIABILITIES, (III) ANY OTHER INFORMATION OR DOCUMENTS MADE AVAILABLE TO BUYER OR ITS AFFILIATES OR RELATED PERSONS, (IV) THE CONDITION OF THE PURCHASED ASSETS, OR (V) COMPLIANCE WITH ANY ENVIRONMENTAL LAWS OR OTHER LAWS.

         9.14 NO CONSEQUENTIAL DAMAGES. In connection with any breach of this Agreement or any Related Agreement, the parties hereby waive, to the extent permitted by law, any right to receive or claim any consequential, punitive, special or incidental damages, or any damages other than, or in addition to, actual damages.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the date first above written.

BUYER:                         NATIONAL COAL CORPORATION


                               By:      /S/ JON E. NIX
                                        ----------------------------------------
                               Name:    JON E. NIX
                                        ----------------------------------------
                               Title:   CHIEF EXECUTIVE OFFICER
                                        ----------------------------------------


SELLER:                        LCC TENNESSEE, LLC


                               By:      /S/ DAN GEIGER
                                        ----------------------------------------
                               Name:    DAN GEIGER
                                        ----------------------------------------
                               Title:   PRESIDENT
                                        ----------------------------------------

                                   EXHIBIT A

                               ASSIGNMENT OF LEASE


         This Assignment of Lease (this "Agreement"), dated as of ______________, is between LCC Tennessee, LLC, a Delaware limited liability company (the "Seller") and National Coal Corporation, a Tennessee corporation (the "Buyer").

                                    RECITALS

         A. The Buyer and the Seller are parties to that certain Asset Purchase Agreement (the "Purchase Agreement") dated May 8, 2005 between the parties hereto. Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Purchase Agreement.

         B. The Seller is a party to the lease described on Schedule A hereto (the "Lease").

         C. The Seller desires to assign to the Buyer, and the Buyer desires to assume, all of the Seller's right, title and interest in and to the Lease, pursuant to the terms of the Purchase Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. ASSIGNMENT. The Seller hereby assigns, transfers and sets over unto the Buyer all of its right, title, interest, duties and obligations in, to and under the Lease.

         2. ASSUMPTION. The Buyer hereby assumes all of the Seller's right, title, interest, duties and obligations in, to and under the Lease and agrees to be bound by all of the terms and conditions of the Lease and to pay, perform and discharge, all duties and obligations of the Seller under the Lease, and agrees to indemnify and hold the Seller harmless from and against, and shall pay to the Seller the full amount of, any loss, claim, damage, liability or expense (including reasonable attorneys' fees) resulting to the Seller, either directly or indirectly, from such duties and obligations.

         3. CONFLICT. This Agreement is subject to all the terms and conditions of the Purchase Agreement. No provision of this Agreement shall be deemed to enlarge, alter or amend the terms or provisions of the Purchase Agreement. Notwithstanding anything to the contrary set forth herein, if there is any conflict between the terms and conditions of this Agreement and the terms and conditions of the Purchase Agreement, the terms and conditions of the Purchase Agreement shall control.

         4. GOVERNING LAW. This Agreement shall be governed by and construed according to the laws of the State of Tennessee, without regard to or application of its conflict of laws principles. Provided however, jurisdiction for litigation of any dispute arising under this agreement shall be in the courts of general jurisdiction for Fayette County, Kentucky.

         5. COUNTERPARTS. This Agreement may be executed in one or more counterparts (including by means of facsimile signature pages) and all such counterparts taken together shall constitute one and the same Agreement.

         6. SEVERABILITY. If any provision of this Agreement or its application will be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision, and of all other provisions and applications hereof, will not in any way be affected or impaired. If any court shall determine that any provision of this Agreement is in any way unenforceable, such provision shall be reduced to whatever extent is necessary to make such provision enforceable.

         7. ENTIRE AGREEMENT. All prior negotiations and agreements by and among the parties hereto with respect to the subject matter hereof are superseded by this Agreement, the Purchase Agreement and the Related Agreements, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth in this Agreement, the Purchase Agreement and the Related Agreements.

         8. HEADINGS. Section headings are not to be considered part of this Agreement, are solely for convenience of reference, and shall not affect the meaning or interpretation of this Agreement or any provision in it.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Agreement as of the date first set forth above.


SELLER:                                     LCC TENNESSEE, LLC


                                            By:
                                                     ---------------------------
                                            Name:
                                                     ---------------------------
                                            Title:
                                                     ---------------------------


BUYER:                                      NATIONAL COAL CORPORATION


                                            By:
                                                     ---------------------------
                                                     Charles W. Kite
                                                     Senior Vice President

                                   SCHEDULE A


1. Rail Siding Lease, dated October 9, 1996 (as amended) by and between Tennessee Railway Company and Tennessee Mining, Inc. for property located in Devonia, Tennessee,

                                    EXHIBIT B

            BILL OF SALE, GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT


         This is a Bill of Sale, General Assignment and Assumption Agreement (this "Bill of Sale"), dated as of _____________, between (i) LCC Tennessee, LLC, a Delaware limited liability company (the "Seller"), and (ii) National Coal Corporation, a Tennessee corporation (the "Buyer").

                                    RECITALS

         This  Bill of Sale is being  entered  into to effect  the  transactions
contemplated  by  the  Asset  Purchase   Agreement,   dated  May  8,  2005  (the
"Agreement"), between the Buyer and the Seller.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

         2. ASSIGNMENT. Pursuant to the Agreement, subject to all necessary governmental approvals and to the extent the Seller has the right to do so, the Seller does hereby unconditionally and irrevocably grant, convey, transfer, assign and deliver to the Buyer as of the date hereof all of the Permits and the Equipment, free and clear of all liens, claims, defaults and encumbrances, except as contemplated by the Agreement.

         3. ACKNOWLEDGMENT AND ASSUMPTION. The Buyer hereby assumes and agrees to pay, perform and discharge the Assumed Liabilities, and agrees to indemnify and hold the Seller and its Affiliates harmless from and against, and shall pay to the Seller or its Affiliates the full amount of, any loss or liability (including reasonable attorneys' fees) resulting to the Seller or its Affiliates, either directly or indirectly, from the Assumed Liabilities.

         4. CONFLICT. This Bill of Sale is subject to all the terms and conditions of the Agreement. No provision of this Bill of Sale shall be deemed to enlarge, diminish, alter or amend the terms or provisions of the Agreement. Notwithstanding anything to the contrary set forth herein, if there is any conflict between the terms and conditions of this Bill of Sale and the terms and conditions of the Agreement, the terms and conditions of the Agreement shall control.

         5. BINDING EFFECT. This Bill of Sale shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         6. COUNTERPARTS. This Bill of Sale may be executed in one or more counterparts (including by means of facsimile signature pages) and all such counterparts taken together shall constitute one and the same agreement.

         7. GOVERNING LAW. This Bill of Sale shall be governed by and construed according to the laws of the Commonwealth of Kentucky, without regard to or application of its conflict of laws principles.

         8. ENTIRE AGREEMENT. All prior negotiations and agreements by and among the parties hereto with respect to the subject matter hereof are superseded by this Bill of Sale, the Agreement, and the other Related Agreements, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth in this Bill of Sale, the Agreement and the other Related Agreements.

         9. HEADINGS. Section headings are not to be considered part of this Bill of Sale, are solely for convenience of reference, and shall not affect the meaning or interpretation of this Bill of Sale or any provision in it.

         10. FURTHER ASSURANCES. Each party hereto agrees, upon the reasonable request of the other party hereto (and at such other party's expense), to make, execute and deliver any and all documents or instruments of any kind or character, and to perform all such other actions, that may be reasonably necessary or proper to effectuate, confirm, perform or carry out the terms or provisions of this Bill of Sale.

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                                       2

         IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Bill of Sale as of the date first set forth above.



SELLER:                                     LCC TENNESSEE, LLC


                                            By:
                                                     ---------------------------
                                            Name:
                                                     ---------------------------
                                            Title:
                                                     ---------------------------


BUYER:                                      NATIONAL COAL CORPORATION


                                            By:
                                                     ---------------------------
                                                     Charles W. Kite
                                                     Senior Vice President

                                    EXHIBIT C

                             BOND RELEASE AGREEMENT


         This Bond Release Agreement (this "Agreement"), dated as of ____________, is among (i) National Coal Corporation, a Tennessee corporation ("National"), (ii) LCC Tennessee, LLC, a Delaware limited liability company ("LCC") and (iii) American International Specialty Lines Insurance Company and Insurance Company of the State of Pennsylvania (collectively, "Surety").

                                    RECITALS

         A. National and LCC are parties to that certain Asset Purchase Agreement (the "Purchase Agreement"), dated May 8, 2005.

         B. LCC and Surety are among the parties to the Permitting and Reclamation Plan Agreement, dated August 31, 2004 (the "Reclamation Agreement") which addresses bonds issued by Surety for certain of LCC's reclamation obligations.

         C. Pursuant to the Purchase Agreement, National is obligated to effect the release of the surety bonds listed on SCHEDULE A hereto (the "Bonds") issued by Surety on behalf of LCC or its affiliates.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. BOND RELEASE; PAYMENT. If all of the original Bonds are released and returned to Surety within the Release Period, Surety hereby agrees that, within ten (10) days after receipt of all of the original Bonds, Surety shall pay to National, by check or wire transfer at the election of National (such election to be made by National by written notice to Surety no later than five (5) days after Surety's receipt of the original Bonds), $500,000 from the AIG Reclamation Collateral Account (as defined in the Reclamation Agreement). Notwithstanding any provision of the Reclamation Agreement to the contrary, Surety hereby acknowledges and agrees that, if the only Bonds that are not released and returned to Surety within the Release Period relate to Permits that cannot be transferred to National as a direct consequence of any action or failure to act (where action is required) solely by LCC, Surety shall pay to National an amount equal to $500,000 multiplied by a fraction, the numerator of which is the aggregate current bond penal amount of all original Bonds received by Surety within the Release Period, and the denominator of which is aggregate current bond penal amount of all Bonds. Surety hereby acknowledges and agrees that neither LCC nor any of its affiliates shall be obligated, as a result of such payment, to pay any amount to Surety or any of its affiliates in connection with the Reclamation Agreement or otherwise. For purposes of this Agreement, "Release Period" shall mean a period of time beginning on the day after the Closing Date (as defined in the Purchase Agreement) and extending for the sum of
(a) one hundred eighty (180) days, plus (b) the greatest number of days, if any, by which the transfer of a Permit that is not transferred to National during the 180-days set forth in the immediately preceding subclause (a) has been delayed
(i) as a direct consequence of any action or failure to act (when action was required) solely by LCC, including any such delay that arises from any past or future action or failure to act (when action was required) solely by LCC in connection with the transfer of the Permits from Tennessee Mining, Inc. to LCC, it being the intention of the Parties that the Release Period shall not begin to run until such time as the Permits have transferred from Tennessee Mining Inc. to LCC, or (ii) as a direct consequence of any lawsuit filed against Buyer, Seller or the Office of Surface Mining by the Sierra Club, the Tennessee Clean Water Network, Save Our Cumberland Mountains, Cumberland Trail Associates, Appalachian Voice or Southern Appalachian Bio Diversity Project and which lawsuit has as its principal purpose the delay or denial of the Transfer of such Permit; provided, however, that (y) subclause (b) shall not include any days of delay that arise from any action or inaction occurring after the Release Period (as extended by subclause (b)) ends, and (z) subclause (b) shall include only the total number of days by which the transfer of the one Permit has been delayed the longest number of days, not the cumulative number of days by which the transfer of all Permits has been or may be delayed.

         2. GOVERNING LAW. This Agreement shall be governed by and construed according to the laws of the Commonwealth of Kentucky, without regard to or application of its conflict of laws principles.

         3. COUNTERPARTS. This Agreement may be executed in one or more counterparts (including by means of facsimile signature pages) and all such counterparts taken together shall constitute one and the same Agreement.

         4. SEVERABILITY. If any provision of this Agreement or its application will be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision, and of all other provisions and applications hereof, will not in any way be affected or impaired. If any court shall determine that any provision of this Agreement is in any way unenforceable, such provision shall be reduced to whatever extent is necessary to make such provision enforceable.

         5. ENTIRE AGREEMENT. All prior negotiations and agreements by and among the parties hereto with respect to the subject matter hereof are superseded by this Agreement and the Purchase Agreement, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth in this Agreement or the Purchase Agreement.

         6. HEADINGS. Section headings are not to be considered part of this Agreement, are solely for convenience of reference, and shall not affect the meaning or interpretation of this Agreement or any provision in it.

         7. ACKNOWLEDGEMENT OF LIENS. National hereby acknowledges and agrees that, notwithstanding any contrary provision set forth in the Purchase Agreement, the Purchased Assets (as defined in the Purchase Agreement) will be transferred to National subject to the security interests of Surety.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Agreement as of the date first set forth above.

NATIONAL:                                 NATIONAL COAL CORPORATION


                                          By:
                                                   -----------------------------
                                                   Charles W. Kite
                                                   Senior Vice President


SURETY:                                   AMERICAN INTERNATIONAL SPECIALTY
                                          LINES INSURANCE COMPANY


                                          By:
                                                   -----------------------------
                                          Name:
                                                   -----------------------------
                                          Title:
                                                   -----------------------------


                                          INSURANCE COMPANY OF THE STATE
                                          OF PENNSYLVANIA


                                          By:
                                                   -----------------------------
                                          Name:
                                                   -----------------------------
                                          Title:
                                                   -----------------------------


LCC:                                      LCC TENNESSEE, LLC


                                          By:
                                                   -----------------------------
                                          Name:
                                                   -----------------------------
                                          Title:
                                                   -----------------------------

                                   SCHEDULE A

                                      BONDS


                                                             CURRENT BOND
PERMIT NO.      JOB NAME/LOCATION       INC.    BOND NO.        AMOUNT        SURETY         COMPANY
  3020       Fork Mountain Haul Road    -      ESD7313691    $ 21,500.00       AIG      Tennessee Mining
  3021       Gum Branch Refuse          -      ESD7313692     455,000.00       AIG      Tennessee Mining
  3022       Baldwin Tipple #1          -      ESD7313693      52,000.00       AIG      Tennessee Mining
  3023       Baldwin Prep Plant         -      ESD7313694     207,000.00       AIG      Tennessee Mining
  3024       Jellico #1 & #2 Mine       -      ESD7313663     165,200.00       AIG      Tennessee Mining
  3026       Fork Mountain              2      ESD7313664      92,500.00       AIG      Tennessee Mining
                                                             -----------
                                               TOTAL         $993,200.00
                                                             ===========

                                    EXHIBIT D

                              SPECIAL WARRANTY DEED


THIS INSTRUMENT WAS PREPARED BY:

Bryan K. Mattingly
FROST BROWN TODD LLC
250 West Main Street
Suite 2700
Lexington, Kentucky 40507-1749
(859) 231-0000


STATE OF                                    )
         -----------------------------------

COUNTY OF                                   )
          ----------------------------------

         The undersigned Affiant affirms that to the best of Affiant's knowledge, information and belief, the actual consideration for the transfer or value of the property transferred, whichever is greater, is $26,350, which amount is equal to or greater than the amount which the property transferred would command at a fair and voluntary sale.


                                          --------------------------
                                          Affiant/Grantee

         Subscribed and sworn to before me this ____ day of _____________, 2005.


                                          --------------------------
                                          Notary Public

                                          My Commission expires:
                                                                 ---------------

--------------------------------------------------------------------------------
                              SPECIAL WARRANTY DEED

ADDRESS OF NEW OWNERS         SEND TAX BILL TO:              TAX/PARCEL NUMBERS:
AS FOLLOWS:                   8915 George Williams Road      Exhibit A
8915 George Williams Road     Knoxville, Tennessee 37923
Knoxville, Tennessee 37923
--------------------------------------------------------------------------------

         LCC TENNESSEE, LLC, a Delaware limited liability company, with offices at 200 West Vine Street, Suite 300, Lexington, Kentucky 40507 ("GRANTOR"), for no cash consideration and certain obligations to be assumed pursuant to and in furtherance of the obligation of GRANTOR to convey certain properties to NATIONAL COAL

CORPORATION, a Tennessee corporation, with offices at 8915 George Williams Road, Knoxville, Tennessee 37923 ("GRANTEE"), in accordance with that certain Asset Purchase Agreement, dated May 8, 2005, between GRANTOR and GRANTEE (as the same may be hereafter amended or supplemented, the "Asset Purchase Agreement"), and other valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, has bargained and sold, and by these presents does bargain, sell, transfer and convey, and SPECIALLY WARRANTS, TO THE LIMITED EXTENT HEREINAFTER SET FORTH, unto GRANTEE, all of the right, title and interest of GRANTOR in and to the properties more particularly identified and set forth on Exhibit A attached hereto and made a part hereof, together with any improvements thereon and the appurtenances thereunto belonging, all of such property lying and being in Anderson County, Tennessee. The transfer of the properties covered hereby are subject to the terms of the Asset Purchase Agreement.

         GRANTEE assumes and agrees to pay all taxes and assessments relating to the conveyed properties as of the date of closing and thereafter, regardless of when invoiced.

         Except for (i) any and all matters which appear of record or as are evident on the ground relating to such properties, (ii) governmental laws, ordinances and regulations affecting the conveyed properties, and (iii) the taxes described in the preceding paragraph assumed by GRANTEE, GRANTOR warrants title against liens and encumbrances created by, through or in behalf of GRANTOR, and not otherwise. GRANTOR further covenants with respect to the conveyances made hereunder that GRANTOR is lawfully seized and possessed of the property described on Exhibit A, has full power and lawful authority to sell and convey the same, and will forever warrant and defend the title against the lawful claims of all persons claiming by, through or under GRANTOR but not further nor otherwise.

         This conveyance is further made and accepted upon the following covenants, which shall be binding upon and enforceable against GRANTEE and GRANTEE's successors and assigns, and shall be deemed covenants running with the land:

         1. GRANTEE acknowledges that the within conveyed properties have been held for mining or mining related purposes and agrees that no claim shall ever be asserted against GRANTOR, or any company or entity presently or formerly associated with or operating under GRANTOR, for damages, injunctive relief or regulatory relief arising directly or indirectly out of any surface or subsurface condition or occurrence, known or unknown, now existing or hereafter occurring or discovered and whether or not such condition or occurrence arises out of or is the result of mining related activities on the within conveyed properties or other properties;

         2. Between GRANTOR and GRANTEE, GRANTEE assumes all risk and responsibility for any injuries or damages sustained by any person or to any property, in whole or in part, resulting from, arising out of, or in any way connected with the possession or use of the property by GRANTEE;

         3. GRANTOR does not warrant or represent subjacent or lateral support of the surface or subsurface of the properties;

         4. GRANTOR does not warrant or represent that the properties are safe, habitable or otherwise suitable for the purposes for which they are intended to be used by GRANTEE or for any other purpose whatsoever. GRANTEE represents that GRANTEE has inspected the properties and agrees to accept the same "as is", "where is"; and

         The undersigned person executing this Deed on behalf of the GRANTOR represents and certifies that he is a duly elected officer of GRANTOR and has been fully empowered by proper resolution of the Board of Directors or other governing body of GRANTOR to execute and deliver this Deed; that GRANTOR has full limited liability company capacity to convey the real estate described herein; and that all necessary limited liability company action for the making of such conveyance has been taken and done.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, GRANTOR and GRANTEE have caused this instrument to be executed and their seals to be affixed this 8th day of July, 2005.

                                          LCC TENNESSEE, LLC


                                          By:
                                                   -----------------------------
                                          Name:
                                                   -----------------------------
                                          Title:
                                                   -----------------------------

                                          ("GRANTOR")


                                          NATIONAL COAL CORPORATION


                                          By:
                                                   -----------------------------
                                                   Charles W. Kite
                                                   Senior Vice President

                                          ("GRANTEE")

STATE OF                                 )
         --------------------------------
                                         )  SS:
COUNTY OF                                )
          -------------------------------

         Before me, ___________________ the undersigned, Notary Public in and for the County and State aforesaid, personally appeared __________________, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself/herself to be _______________ of LCC Tennessee, LLC, the within- named grantor, a Delaware limited liability company, and that he/she as such _____________ being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself/herself as ___________________.

         Witness my hand and seal, at office in ______________,  ______________, this the ____ day of _______________, 2005.


                                          --------------------------------------
                                          NOTARY PUBLIC

                                          My Commission Expires:
                                                                 ---------------

STATE OF                                 )
         --------------------------------
                                         )  SS:
COUNTY OF                                )
          -------------------------------

         Before me, ___________________ the undersigned, Notary Public in and for the County and State aforesaid, personally appeared Charles W. Kite, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself to be Senior Vice President of National Coal Corporation, the within-named grantee, a Tennessee corporation, and that he as such Senior Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as Senior Vice President.

         Witness my hand and seal, at office in ______________,  ______________, this the ____ day of _______________, 2005.



                                          --------------------------------------
                                          NOTARY PUBLIC

                                          My Commission Expires:
                                                                 ---------------

                                    EXHIBIT A



Being all that real property conveyed from Tennessee Mining, Inc. to LCC Tennessee, LLC, pursuant to that certain Special Corporate Warranty Deed, filed of record in the Office of the Register of Deeds for Anderson County, Tennessee at Book No. 1377, Page No. 2337. It has a parcel number of 01 049 049 044.00 000.

                                    EXHIBIT E

                                ESCROW AGREEMENT


         This Escrow Agreement (this "Agreement"), dated as of ___________, is among (i) National Coal Corporation ("Buyer"), (ii) LCC Tennessee, LLC ("Seller"), and (iii) U.S. Bank National Association, a national banking association, as escrow agent (the "Escrow Agent"). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement (as defined below).

                                    RECITALS

         A.       This   Agreement   is  being   entered   into  to  effect  the
transactions contemplated by the Asset Purchase Agreement dated May 8, 2005 (the "Purchase Agreement"), between Buyer and Seller.

         B. Pursuant to the Purchase Agreement, Buyer is depositing funds with the Escrow Agent to be held by the Escrow Agent in the manner and as set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. DEPOSIT INTO ESCROW. Simultaneously with the execution of this Agreement, Buyer shall deposit with the Escrow Agent, and upon such deposit the Escrow Agent shall acknowledge receipt of, an amount equal to Five Hundred Thirty-Eight Thousand Two Hundred Dollars ($538,200) (the "Escrow Funds").

         2. INVESTMENT OF ESCROW FUNDS; DISBURSEMENT OF EARNINGS. Upon receipt of the Deposit, the Escrow Agent shall, pending the disbursement thereof pursuant to this Agreement, invest the Escrow Funds in the U.S. Bank Money Market Account in accordance with Exhibit A hereto. All interest and other earnings accrued on the Escrow Funds shall be included in the Escrow Funds. If all of the Permits are transferred to Buyer and all of the Seller Bonds are replaced, terminated and surrendered, in each case, prior to the expiration of the applicable Transfer Period (as defined below), Seller shall instruct the Escrow Agent to transfer all earnings accrued on the Escrow Funds to Buyer. Otherwise, Seller shall instruct the Escrow Agent to transfer all earnings on the Escrow Funds to Seller; provided, however, if the only Permit(s) not transferred to the Buyer arise due to the fault, action, or failure to act of the Seller, then the Seller shall instruct the Escrow Agent to transfer all earnings on the Escrow Funds to the Buyer. For purposes of this Agreement, "Transfer Period" shall mean, with respect to each applicable Permit and Seller Bond, two hundred seventy (270) days from the date of this Agreement; provided, however, that with respect to any Permit, (a) the running of the Transfer Period shall be tolled during any time that the transfer of such Permit is delayed (i) as a direct consequence of any action or inaction (when action was required) solely on the part of Seller, including any such delay that arises as a direct consequence of any past or future action or inaction (when action was required) solely by Seller in connection with the transfer of the Permits from Tennessee Mining, Inc. to Seller, it specifically being the intention of the parties hereto that the running of the Transfer Period shall not begin until such time as the Permits have transferred from Tennessee Mining, Inc. to Seller; or (ii) as a direct consequence of any lawsuit filed against Buyer, Seller or the Office of Surface Mining by the Sierra Club, the Tennessee Clean Water Network, Save Our Cumberland Mountains, Cumberland Trail Associates, Appalachian Voice or Southern

Appalachian Bio Diversity Project and which lawsuit has as its principal purpose the delay or denial of the Transfer of such Permit; and (b) the Transfer Period may be extended upon the written consent of Seller.

         3.       DISBURSEMENT OF ESCROW FUNDS.

                  (a) With respect to each Permit set forth on Schedule 1 hereto, if Buyer has caused such Permit to be transferred to Buyer and the corresponding Seller Bonds to be replaced, terminated and surrendered prior to the expiration of the applicable Transfer Period, Seller shall, within five (5) days of each such event, instruct the Escrow Agent to transfer to Buyer the amount corresponding to such Permit on Schedule 1.

                  (b) With respect to each Permit set forth on Schedule 1, if Buyer has not caused such Permit to be transferred to Buyer and the corresponding Seller Bonds to be replaced, terminated and surrendered prior to expiration of the applicable Transfer Period, Seller shall, within five (5) days of each such event, instruct the Escrow Agent to transfer to Seller the amount corresponding to such Permit on Schedule 1.

                  (c) With respect to each Permit set forth on Schedule 1 hereto, if Buyer has taken all action required of it for the transfer of any Permit to it, but the Permit can not be transferred to the Buyer due to the fault, action or failure to act of the Seller, then in such circumstance the Seller shall, within five (5) days of each such event, instruct the Escrow Agent to transfer to the Buyer the amount corresponding to such Permit on Schedule 1.

                  (d)      All   transfers   of   funds    provided   in   above
subparagraphs (a), (b), and (c) shall be completed by the Escrow Agent within five (5) business days of the Seller's notice to the Escrow Agent

                  (e) In the event the Purchase Agreement or any of the Related Agreements are terminated, rejected or materially breached by Buyer after the Closing, Seller shall instruct the Escrow Agent to transfer to Seller all of the Escrow Funds then held by the Escrow Agent and all earnings thereon.

         4. ESCROW AGENT. The Escrow Agent shall be liable only to deposit and invest the Escrow Funds as provided in this Agreement, and to pay out the Escrow Funds in accordance with the provisions of this Agreement. The Escrow Agent is acting solely in a depository capacity as an accommodation to the other parties to this Agreement and shall not be liable or responsible to anyone for any damages, losses or expenses of any nature whatsoever except for actions taken in bad faith or constituting gross negligence or willful misconduct. The Escrow Agent may at any time resign and either deliver the Escrow Funds to a successor escrow agent designated in writing to the Escrow Agent by all of the other parties hereto or file an interpleader action in a court of competent jurisdiction and deposit the Escrow Funds with the court, in either of which events the Escrow Agent shall be relieved of all further duty, responsibility and liability under this Agreement.

         5. ESCROW AGENT FEE. The Escrow Agent's fee shall be One Thousand Dollars ($1,000.00) annually and shall be paid by Buyer.

         6. WARRANTIES; ACKNOWLEDGEMENT. Each party to this Agreement represents to the other parties to this Agreement that such party's execution, delivery and performance of this Agreement has been duly authorized by all appropriate action, the individual executing and delivering this Agreement on its behalf has been duly and properly empowered to do so, and this Agreement does not violate any covenant, term, provision, instrument, indenture, contract or other agreement to which it is a party or by which it is bound. Buyer acknowledges and agrees that it has no right, title or interest in the Escrow Funds unless and until it timely performs its obligations under Section 3(a) of this Agreement.

         7. NOTICES. All notices and other communications hereunder shall be in writing and shall be delivered personally or shall be sent by registered mail, certified mail or express mail service, postage prepaid and return receipt requested, by nationally recognized overnight courier service, or by facsimile, provided receipt is promptly confirmed by the sending operator, addressed to the applicable party as follows:

                  (a)      If to Buyer:

                           National Coal Corporation
                           Attention:  President, Jon E. Nix
                           8915 George Williams Road
                           Knoxville, Tennessee 37923
                           Telephone:  (865) 690-6900
                           Facsimile:  (865) 691-9982

                  (b)      If to Seller:

                           LCC Tennessee, LLC
                           Attention:  President, Dan Geiger
                           200 West Vine Street, Suite 300
                           Lexington, Kentucky 40507
                           Telephone:  (859) 246-4220
                           Facsimile:  (859) 246-1748

                           With a copy to:


                           Greenbaum Doll & McDonald PLLC
                           Attention:  Martin Cunningham
                           300 West Vine Street, Suite 1100
                           Lexington, Kentucky 40507
                           Telephone:       (859)231-8500
                           Facsimile:       (859)255-2742

                  (c)      If to Escrow Agent:

                           U.S. Bank National Association
                           425 Walnut ML CNOHW6CT
                           Cincinnati, Ohio  45202
                           Attention: Corporate Trust Department/Kathy Sias
                           Facsimile:  (513) 632-4582

Notices shall be deemed to have been given and received upon (i) the date of their personal delivery or electronically confirmed transmission by facsimile,
(ii) the next business day after delivery to a nationally recognized courier service with instructions for delivery upon the next business day, and (iii) two
(2) days after deposit in the United States mail, provided, however, that if the second day after such deposit is not a day upon which mail is regularly delivered, then upon the next day of regular mail delivery thereafter.

         8. BINDING EFFECT. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns; provided, however, that no party hereto may assign this Agreement or delegate its duties hereunder without the prior written consent of the other parties hereto.

         9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, without regard to, or application of, its conflict of laws rules.

         10. COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be signed by different parties on different counterpart copies hereof (including via facsimile), and said counterparts shall together constitute a single agreement. This Agreement shall become effective upon the Escrow Agent's execution of the Agreement and its receipt of a signed counterpart page from each of Buyer and Seller, whether such signature is by facsimile or otherwise.

         11. ENTIRE AGREEMENT. All prior negotiations and agreements by and among the parties hereto with respect to the subject matter hereof are superseded by this Agreement, the Purchase Agreement, and the other Related Agreements, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth in this Agreement, the Purchase Agreement, and the other Related Agreements.

         12. AMENDMENT. This Agreement may be amended only with the written consent of all of the parties.

         13. ASSIGNMENT. No assignment, transfer, conveyance or hypothecation of any right, title or interest in and to the subject matter of this Agreement shall be binding upon the Escrow Agent unless written notice thereof shall be served upon the Escrow Agent and all fees, costs and expenses incident to such transfer of interest shall have been paid.

         14. COMPLIANCE WITH COURT ORDERS. The Escrow Agent is hereby expressly authorized to comply with and obey any and all orders, judgments or decrees of any court, and, if the Escrow Agent obeys or complies with any such order, judgment or decree of any court, it shall not be liable to any of the parties hereto or any other person, firm or corporation by reason of such compliance, notwithstanding that any such order, judgment or decree subsequently is reversed, modified, annulled, set aside or vacated, or found to have been entered without jurisdiction.

         15. NO WAIVERS. No waiver with respect to this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought. Except as otherwise expressly provided herein, no failure to exercise, delay in exercising, or single or partial exercise of any right, power or remedy by any party hereto, and no course of dealing between or among any of the parties hereto, shall constitute a waiver of, or shall preclude any other or further exercise of the same or any other right, power or remedy.

         16. SEVERABILITY. If any provision of this Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

BUYER:                                    NATIONAL COAL CORPORATION

                                          By:
                                                   -----------------------------
                                                   Charles W. Kite
                                                   Senior Vice President


SELLER:                                   LCC TENNESSEE, LLC

                                          By:
                                                   -----------------------------
                                          Name:
                                                   -----------------------------
                                          Title:
                                                   -----------------------------



ESCROW AGENT:                             U.S. BANK NATIONAL ASSOCIATION

                                          By:
                                                   -----------------------------
                                          Name:
                                                   -----------------------------
                                          Title:
                                                   -----------------------------

                                    EXHIBIT A

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                         U.S. BANK MONEY MARKET ACCOUNTS
                         U.S. BANK NATIONAL ASSOCIATION
                          ACCOUNT DESCRIPTION AND TERMS

The U.S. Bank money market accounts are U.S. Bank National Association ("U.S. Bank") deposit accounts designed to meet the needs of Global Escrow and other Corporate Trust customers of U.S. Bank Trust National Association. The accounts pay competitive variable interest rates, which are determined based upon the customer's aggregated balance. These accounts are insured by the Federal Deposit Insurance Corporation.

Interest rates currently offered on the accounts are determined at U.S. Bank's discretion and may change daily. U.S. Bank uses the daily balance method to calculate interest on these accounts. This method applies a daily periodic rate to the principal in the accounts each day. The average daily balance is calculated by adding the principal in an account for each day of the month and dividing that figure by the number of days in the period. Interest is compounded on a monthly basis.

The owner of the accounts is U.S. Bank Trust National Association as Agent for its customers. All account deposits and withdrawals are performed by U.S. Bank Trust National Association. U.S. Bank Trust National Association is an affiliate of U.S. Bank.

For further information, call your account representative at U.S. Bank Trust National Association.

                         AUTOMATIC AUTHORIZATION LETTER

In the absence of specific written direction to the contrary, U.S. Bank National Association (or U.S. Bank) is hereby directed to invest and reinvest proceeds and other available moneys in U.S. Bank money market account.


NATIONAL COAL CORPORATION                 LLC  TENNESSEE, LLC


By:                                       By:
         ----------------------------             ------------------------------
         Charles W. Kite                  Name:
                                                  ------------------------------
         Senior Vice President            Title:
                                                  ------------------------------

Date:                                     Date:
         ----------------------------             ------------------------------

                                   SCHEDULE 1



                          PERMIT NO.             BOND AMOUNT
                          ----------             -----------

                            3020                  $ 21,500
                            3022                    52,000
                            3023                   207,000
                            3024                   165,200
                            3026                    92,500

                                    EXHIBIT F

          PERMIT AND FACILITY LEASE AMENDMENT AND TERMINATION AGREEMENT


         THIS PERMIT AND FACILITY LEASE AMENDMENT AND TERMINATION AGREEMENT (this "Amendment"), is made and entered into effective as of ______________, between National Coal Corporation, a Tennessee corporation ("Buyer"), and LCC Tennessee, LLC, a Delaware limited liability company ("Seller").

                                   WITNESSETH:

         WHEREAS, Buyer and Seller (as successor in interest to Tennessee Mining, Inc.) are parties to that Permit Agreement, dated as of July 16, 2004 (the "Permit Agreement") and that related Facility Lease Agreement, dated as of July 16, 2004 (the "Facility Lease");

         WHEREAS, the parties hereto are parties to an Asset Purchase Agreement, dated May 8, 2005 (the "APA"); and

         WHEREAS, the parties hereto wish to enter into this Amendment to amend the Permit Agreement and the Facility Lease as a result of the transactions contemplated by the APA.

         NOW THEREFORE, for and in consideration of the mutual covenants and conditions contained herein, Buyer and Seller do now hereby agree to amend the Permit Agreement and Facility Lease as follows:

         1. AMENDMENT. The Permit Agreement and Facility Lease shall be amended as follows:

                  (a) Upon transfer of OSM Permit No. 3022 to Buyer, and replacement, termination and surrender of the corresponding Seller Bond (as defined in the APA), the reference to such permit shall be deleted from EXHIBIT A to the Permit Agreement and EXHIBIT A to the Facility Lease in its entirety, and all other references to such permit shall also be deleted from the Facility Lease in their entirety, and the lands encompassed thereby and the improvements thereon shall no longer be subject to the Facility Lease or included in the definition of the Leased Premises (as defined in the Facility Lease).

                  (b) Upon transfer of OSM Permit No. 3023 to Buyer, and replacement, termination and surrender of the corresponding Seller Bond, the reference to such permit shall be deleted from EXHIBIT A to the Permit Agreement and EXHIBIT A to the Facility Lease in its entirety, and all other references to such permit shall also be deleted from the Facility Lease in their entirety, and the lands encompassed thereby and the improvements thereon shall no longer be subject to the Facility Lease or included in the definition of the Leased Premises (as defined in the Facility Lease).

         2.       SUSPENSION OF RENTAL OBLIGATIONS.  All obligations for payment of facility rental set forth in Section 4 of the Facility Lease shall be suspended on the Closing Date (as defined in the APA); provided, however, that in the event that either of the permits described in Section 1 hereof is not transferred to Buyer, or replacement, termination and surrender of the corresponding Seller Bond does not occur, in each case, prior to expiration of the applicable Transfer Period (as defined in the APA), such facility rental obligations shall be reinstated, effective retroactively to the Closing Date, and shall be in full force and effect.

         3. TERMINATION. Upon the satisfaction of the conditions set forth in Section 1 hereof with respect to transfer of all of the permits referenced therein to Buyer and replacement, termination and surrender of all of the corresponding Seller Bonds, the Permit Agreement and the Facility Lease shall terminate, and shall be of no further force or effect; provided, however, that all provisions contained therein that survive termination by the terms of the Permit Agreement or the Facility Lease shall remain in effect, as shall all provisions relating to (a) Buyer's obligation to conduct reclamation and remedy non-compliance, including, without limitation, the obligations set forth in
Section 6 of the Facility Lease and the obligations set forth in Sections 4 and 5 of the Permit Agreement; and (b) all of Buyer's indemnification obligations, including, without limitation, the obligations set forth in Section 7 of the Facility Lease and Section 3 of the Permit Agreement.

         4. FULL FORCE AND EFFECT. Except as amended hereby, and subject to the other provisions hereof, the Facility Lease and the Permit Agreement shall remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized representatives to execute this Amendment effective as of the date first set forth above.

BUYER:                                    NATIONAL COAL CORPORATION


                                          By:
                                                   -----------------------------
                                                   Charles W. Kite
                                                   Senior Vice President

SELLER:                                   LCC TENNESSEE, LLC


                                          By:
                                                   -----------------------------
                                          Name:
                                                   -----------------------------
                                          Title:
                                                   -----------------------------

STATE OF
         --------------------------------)
COUNTY OF
          -------------------------------)

         The foregoing instrument was executed and acknowledged before me, a Notary Public, this ____ day of ________, 2005, by Charles W. Kite, as Senior Vice President of National Coal Corporation, on behalf of said company.

         My Commission expires:                      .
                                ---------------------


                                          _______________________________
                                          Notary Public

STATE OF
         --------------------------------)
COUNTY OF
          -------------------------------)

         The foregoing instrument was executed and acknowledged before me, a Notary Public, this ____ day of ________, 2005, by ___________________________
as _____________ of LCC Tennessee, LLC, on behalf of said company.

         My Commission expires:                      .
                                ---------------------


                                          _______________________________
                                          Notary Public

                                    EXHIBIT G

                AMENDMENT TO SURFACE AND MINERAL LEASE AGREEMENT


         THIS AMENDMENT TO SURFACE AND MINERAL LEASE AGREEMENT (this "Amendment"), is made and entered into effective as of ______________, between National Coal Corporation, a Tennessee corporation ("Lessor"), and LCC Tennessee, LLC, a Delaware limited liability company ("Lessee").

                                   WITNESSETH:

         WHEREAS,  Lessor  is a  successor  in  interest  to  Cumberland  Timber
Company, L.L.C., and Lessee is a successor in interest to Tennessee Mining, Inc., under that certain Surface and Mineral Lease Agreement dated June 27, 2002, as amended by that certain Amendment No. 1 to Reclamation Agreement and Amendment No. 1 to Surface and Mineral Lease, made and entered into effective as of the 8th day of July, 2004, by and between Tennessee Mining, Inc. and Lessor (together with any further amendments or modifications, the "Lease"), with respect to certain surface and mineral rights to coal in, under and upon tracts of property located in Anderson and Campbell Counties, Tennessee;

         WHEREAS, the parties hereto are parties to an Asset Purchase Agreement, dated May 8, 2005 (the "APA"); and

         WHEREAS, the parties hereto wish to enter into this Amendment to amend the Lease as a result of the transactions contemplated by the APA.

         NOW THEREFORE, for and in consideration of the mutual covenants and conditions contained herein, Lessor and Lessee do now hereby agree to amend the Lease as follows:

         1.       AMENDMENT. The Lease shall be amended as follows:

                  (a) The reference to OSM Permit No. 3019, referred to in EXHIBIT A to the Lease as "Windrock Deep Mine OSM Permit No. 3019 located on Buffalo Mountain, Latitude: 36 10 11, Longitude: 84 19 45, Being a part of the same property conveyed to Cumberland Timber, L.L.C., by Deed from Tennessee Mining, Inc. dated August 8, 2002, and recorded in Book 1286, Page 470, of the Recorder's Office of Anderson County, Tennessee", shall be deleted from EXHIBIT A to the Lease in its entirety, and the lands encompassed thereby shall no longer be included in the definition of Leased Premises (as defined in the Lease).

                  (b) Upon transfer of OSM Permit No. 3020 to Lessor, referred to in EXHIBIT A to the Lease as "Fork Mountain Haul Road OSM Permit No. 3020 located on Fork Mountain, Latitude: 36 13 35, Longitude: 84 27 35, Being a part of the same property conveyed to Cumberland Timber, L.L.C., by Deed from Tennessee Mining, Inc. dated August 8, 2002, and recorded in Book 1286, Page 470, of the Recorder's Office of Anderson County, Tennessee", and replacement, termination and surrender of the corresponding Seller Bond (as defined in the APA), the reference to such permit shall be deleted from EXHIBIT A to the Lease in its entirety, and the lands encompassed thereby shall no longer be included in the definition of Leased Premises.

                  (c) Upon transfer of OSM Permit No. 3026 to Lessor, referred to in EXHIBIT A to the Lease as "Fork Mountain Deep & Surface Mine, Increment 2, OSM Permit No. 3026 located on Fork Mountain, Latitude: 36 09 00,
Longitude: 84 25 07, Being a part of the same property conveyed to Cumberland Timber, L.L.C., by Deed from Tennessee Mining, Inc. dated August 8, 2002, and recorded in Book 1286, Page 470, of the Recorder's Office of Anderson County, Tennessee", and replacement, termination and surrender of the corresponding Seller Bonds, the reference to such permit shall be deleted from EXHIBIT A to the Lease in its entirety, and the lands encompassed thereby shall no longer be included in the definition of Leased Premises.

                  (d) Upon transfer of OSM Permit No. 3024 to Lessor and replacement, termination and surrender of the corresponding Seller Bond, the reference to such permit, if any, shall be deleted from the Lease and any exhibit thereto in its entirety, and the lands encompassed thereby shall thereafter not be included in the definition of Leased Premises.

                  (e) A new Section 13.3 shall be added to the Lease to read in its entirety as follows:

                                    13.3 Lessor hereby  acknowledges  and agrees
                           that (a) in the event some but not all of OSM Permit 3020, OSM Permit 3021, OSM Permit 3022, OSM Permit 3023, OSM Permit 3024, OSM Permit 3026 and all NPDES permits and other air, water and similar permits related to the aforementioned permits (collectively, the "Permits") are transferred from Lessee to Lessor, Lessee shall have the right, without any payment of any kind to Lessor or any other person or entity, to enter and otherwise use the property covered by any of such non-transferred Permits, including OSM Permit 3020; and (b) in the event all of the Permits are transferred from Lessee to Lessor, Lessee shall have the right, without any payment of any kind to Lessor or any other person or entity, to enter and otherwise use the property covered by OSM Permit 3020, in the case of each of subclause (a) and (b), to the extent necessary to enable Lessee to conduct any permissible activities on, and to be able to access, properties owned, controlled or otherwise operated by Lessee or its affiliates; provided, however, that if Lessee or its affiliates or agents haul a material amount of coal over the Fork Mountain haulroad after OSM Permit 3020 is transferred to Lessor, Lessor and Lessee shall share in the reasonable maintenance costs for such haulroad during the period that Lessee or its affiliates or agents are hauling coal on such haulroad, based on the relative tonnage of coal hauled by Lessee and its affiliates and agents, on one hand, and hauled by Lessor and its affiliates and agents, on the other hand. Lessor further agrees to take all such commercially reasonable actions as

                           Lessee may request to further evidence, or give effect to, the rights set forth in this section, including the filing of all documents required to be filed with any governmental authority with respect to such rights. Notwithstanding any other provision of this Agreement to the contrary, this Section 13.3 shall survive the termination or expiration of this Agreement.

         2. FULL FORCE AND EFFECT. Except as amended hereby, the Lease shall remain in full force and effect.

                            [SIGNATURE PAGES FOLLOW]

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized representatives to execute this Amendment effective as of the date first set forth above.

LESSOR:                                   NATIONAL COAL CORPORATION


                                          By:
                                                   -----------------------------
                                                   Charles W. Kite
                                                   Senior Vice President


LESSEE:                                   LCC TENNESSEE, LLC


                                          By:
                                                   -----------------------------
                                          Name:
                                                   -----------------------------
                                          Title:
                                                   -----------------------------

STATE OF                            )
         ---------------------------
COUNTY OF                           )
          --------------------------

         The foregoing instrument was executed and acknowledged before me, a Notary Public, this ____ day of ________, 2005, by Charles W. Kite, as Senior Vice President of National Coal Corporation, on behalf of said company.

         My Commission expires:                               .
                                ------------------------------


                                          _______________________________
                                          Notary Public

STATE OF                            )
         ---------------------------
COUNTY OF                           )
          --------------------------

         The foregoing instrument was executed and acknowledged before me, a Notary Public, this ____ day of ________, 2005, by ___________________________
as _____________ of LCC Tennessee, LLC, on behalf of said company.

         My Commission expires:                               .
                                ------------------------------


                                          _______________________________
                                          Notary Public

                                    EXHIBIT H

                       AMENDMENT TO RECLAMATION AGREEMENT


         THIS AMENDMENT TO RECLAMATION AGREEMENT (this "Amendment"), is made and entered into effective as of _________, between National Coal Corporation, a Tennessee corporation ("Lessor"), and LCC Tennessee, LLC, a Delaware limited liability company ("Lessee").

                                   WITNESSETH:

         WHEREAS,  Lessor  is a  successor  in  interest  to  Cumberland  Timber
Company, L.L.C., and Lessee is a successor in interest to Tennessee Mining, Inc., under that certain Reclamation Agreement dated June 26, 2002 (together with any amendments or modifications thereto, including that Amendment No. 1 to Reclamation Agreement and Amendment No. 1 to Surface and Mineral Lease dated July 7, 2004, the "Agreement"), with respect to certain tracts of property located in Anderson and Campbell Counties, Tennessee;

         WHEREAS, the parties hereto are parties to an Asset Purchase Agreement, dated May 8, 2005 (the "APA"); and

         WHEREAS, the parties hereto wish to enter into this Amendment to amend the Agreement as a result of the transactions contemplated by the APA.

         NOW THEREFORE, for and in consideration of the mutual covenants and conditions contained herein, Lessor and Lessee do now hereby agree as follows:

         1.       AMENDMENT. The Agreement shall be amended as follows:

                  (a) Upon transfer of OSM Permit No. 3024 to Lessor, referred to in EXHIBIT A to the Agreement as "Jellico No. 1 and No. 2 Mine, OSM Permit No. 3024, located in Anderson County, Tennessee", and replacement, termination and surrender of the corresponding Seller Bond (as defined in the APA), the reference to such permit shall be deleted from EXHIBIT A to the Agreement in its entirety, and the lands encompassed thereby shall no longer be included in the definition of Leased Premises (as defined in the Agreement).

                  (b) A new Section 10.2 shall be added to the Agreement to read in its entirety as follows:

                           10.2 Lessor hereby  acknowledges  and agrees that (a)
                  in the event some but not all of OSM Permit 3020, OSM Permit 3021, OSM Permit 3022, OSM Permit 3023, OSM Permit 3024, OSM Permit 3026 and all NPDES permits and other air, water and similar permits related to the aforementioned permits (collectively, the "Permits") are transferred from Lessee to Lessor, Lessee shall have the right, without any payment of any kind to Lessor or any other person or entity, to enter and otherwise use the property covered by any of such non-transferred Permits, including OSM Permit 3020; and (b) in the event all of the Permits are transferred from Lessee to Lessor, Lessee shall have the right, without any payment of any kind to Lessor or any other person or entity, to enter and otherwise use the property covered by OSM Permit 3020, in the case of each of subclause (a) and (b), to the extent necessary to enable Lessee to conduct any permissible activities on, and to be able to access, properties owned, controlled or otherwise operated by Lessee or its affiliates; provided, however, that if Lessee or its affiliates or agents haul a material amount of coal over the Fork Mountain haulroad after OSM Permit 3020 is transferred to Lessor, Lessor and Lessee shall share in the reasonable maintenance costs for such haulroad during the period that Lessee or its affiliates or agents are hauling coal on such haulroad, based on the relative tonnage of coal hauled by Lessee and its affiliates and agents, on one hand, and hauled by Lessor and its affiliates and agents, on the other hand. Lessor further agrees to take all such commercially reasonable actions as Lessee may request to further evidence, or give effect to, the rights set forth in this section, including the filing of all documents required to be filed with any governmental authority with respect to such rights. Notwithstanding any other provision of this Agreement to the contrary, this Section 10.2 shall survive the termination or expiration of this Agreement.

         2. FULL FORCE AND EFFECT. Except as amended hereby, the Agreement shall remain in full force and effect.

                            [SIGNATURE PAGES FOLLOW]

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized representatives to execute this Amendment effective as of the date first set forth above.

LESSOR:                                   NATIONAL COAL CORPORATION


                                          By:
                                                   -----------------------------
                                                   Charles W. Kite
                                                   Senior Vice President


LESSEE:                                   LCC TENNESSEE, LLC


                                          By:
                                                   -----------------------------
                                          Name:
                                                   -----------------------------
                                          Title:
                                                   -----------------------------

STATE OF                            )
         ---------------------------
COUNTY OF                           )
          --------------------------

         The foregoing instrument was executed and acknowledged before me, a Notary Public, this ____ day of ________, 2005, by Charles W. Kite, as Senior Vice President of National Coal Corporation, on behalf of said company.

         My Commission expires:                               .
                                ------------------------------


                                          _______________________________
                                          Notary Public

STATE OF                            )
         ---------------------------
COUNTY OF                           )
          --------------------------

         The foregoing instrument was executed and acknowledged before me, a Notary Public, this ____ day of ________, 2005, by ___________________________
as _____________ of LCC Tennessee, LLC, on behalf of said company.

         My Commission expires:                               .
                                ------------------------------


                                          _______________________________
                                          Notary Public

                                    EXHIBIT I

             PERMIT AND SUBLEASE AMENDMENT AND TERMINATION AGREEMENT


         THIS PERMIT AND SUBLEASE AMENDMENT AND TERMINATION AGREEMENT (this "Amendment"), is made and entered into effective as of ______________, between National Coal Corporation, a Tennessee corporation ("Buyer"), and LCC Tennessee, LLC, a Delaware limited liability company ("Seller").

                                   WITNESSETH:

         WHEREAS, Buyer and Seller (as successor in interest to Tennessee Mining, Inc.) are parties to that Permit Agreement, dated as of July 16, 2004 (the "Permit Agreement") and that related Sublease Agreement, dated as of July 16, 2004 (the "Sublease Agreement");

         WHEREAS, the parties hereto are parties to an Asset Purchase Agreement, dated May 8, 2005 (the "APA"); and

         WHEREAS, the parties hereto wish to enter into this Amendment to amend the Permit Agreement and the Sublease Agreement as a result of the transactions contemplated by the APA.

         NOW THEREFORE, for and in consideration of the mutual covenants and conditions contained herein, Buyer and Seller do now hereby agree to amend the Permit Agreement and Sublease Agreement as follows:

         1. AMENDMENT. The Permit Agreement and Sublease Agreement shall be amended as follows:

                  (a) Upon transfer of OSM Permit No. 3020 to Buyer, and replacement, termination and surrender of the corresponding Seller Bond (as defined in the APA), the reference to such permit shall be deleted from EXHIBIT A to the Permit Agreement in its entirety, and all references to such permit shall also be deleted from the Sublease Agreement in their entirety, and the lands encompassed thereby shall no longer be subject to the Sublease Agreement or included in the definition of the Property (as defined in the Sublease Agreement).

                  (b) Upon transfer of OSM Permit No. 3026 to Buyer, and replacement, termination and surrender of the corresponding Seller Bond, the reference to such permit shall be deleted from EXHIBIT A to the Permit Agreement in its entirety, and all references to such permit shall also be deleted from the Sublease Agreement in their entirety, and the lands encompassed thereby shall no longer be subject to the Sublease Agreement or included in the definition of the Property (as defined in the Sublease Agreement).

         2. SUSPENSION OF TONNAGE ROYALTY. All obligations for payment of royalties set forth in Sections 3(a), (b) and (c) of the Sublease Agreement shall be suspended on the Closing Date (as defined in the APA); provided, however, that in the event that either of the permits described in Section 1 hereof is not transferred to Buyer, or replacement, termination and surrender of the corresponding Seller Bond does not occur, in each case, prior to expiration of the applicable Transfer Period (as defined in the APA), such royalty payment obligations shall be reinstated, effective retroactively to the Closing Date, and shall be in full force and effect.

         3. TERMINATION. Upon the satisfaction of the conditions set forth in Section 1 hereof with respect to transfer of all of the permits referenced therein to Buyer and replacement, termination and surrender of all of the corresponding Seller Bonds, the Permit Agreement and the Sublease Agreement shall terminate, and shall be of no further force or effect; provided, however, that all provisions contained therein that survive termination by the terms of the Permit Agreement or the Sublease Agreement shall remain in effect, as shall all provisions relating to (a) Buyer's obligation to conduct reclamation and remedy non-compliance, including, without limitation, the obligations set forth in Section 4(c) of the Sublease Agreement and the obligations set forth in Sections 4 and 5 of the Permit Agreement; and (b) all of Buyer's indemnification obligations, including, without limitation, the obligations set forth in Section 8 of the Sublease Agreement and Section 3 of the Permit Agreement.

         4. FULL FORCE AND EFFECT. Except as amended hereby, and subject to the other provisions hereof, the Sublease Agreement and the Permit Agreement shall remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized representatives to execute this Amendment effective as of the date first set forth above.

BUYER:                                    NATIONAL COAL CORPORATION


                                          By:
                                                   -----------------------------
                                                   Charles W. Kite
                                                   Senior Vice President

SELLER:                                   LCC TENNESSEE, LLC


                                          By:
                                                   -----------------------------
                                          Name:
                                                   -----------------------------
                                          Title:
                                                   -----------------------------

STATE OF
         --------------------------------)
COUNTY OF
          -------------------------------)

         The foregoing instrument was executed and acknowledged before me, a Notary Public, this ____ day of ________, 2005, by Charles W. Kite, as Senior Vice President of National Coal Corporation, on behalf of said company.

         My Commission expires:                      .
                                ---------------------


                                          _______________________________
                                          Notary Public

STATE OF
         --------------------------------)
COUNTY OF
          -------------------------------)

         The foregoing instrument was executed and acknowledged before me, a Notary Public, this ____ day of ________, 2005, by ___________________________
as _____________ of LCC Tennessee, LLC, on behalf of said company.

         My Commission expires:                      .
                                ---------------------


                                          _______________________________
                                          Notary Public

                                 SCHEDULE 1.1(B)

                                    APPROVALS


1.       Approval by Mining Authorities for transfer of the Permits.

2.       Consent required pursuant to the Lease.

3. Any consent required from any surety or similar Person providing bonding or other financial assistance to Seller.

                                 SCHEDULE 1.1(H)

                                    EQUIPMENT


1.       Cat 963 Track Loader (S/N 74PT5826)

2.       Cat D8N Dozer (S/N9TC04454)

3.       Cat 416B Rubber-Tired Backhoe (S/N 8ZK10467)

4.       Cat 12G Grader (S/N Unknown)

5.       Cat 988B Coal Loader (S/N 50W09880)

6.       Low-boy truck and trailer (S/N Unknown)

                                 SCHEDULE 1.1(P)

                               OWNED REAL PROPERTY


Being all that real property conveyed from Tennessee Mining, Inc. to LCC Tennessee, LLC, pursuant to that certain Special Corporate Warranty Deed, filed of record in the Office of the Register of Deeds for Anderson County, Tennessee, at Book No. 1377, Page No. 2337.

                                 SCHEDULE 1.1(Q)

                                     PERMITS

1.       OSM Permit 3020

2.       OSM Permit 3021

3.       OSM Permit 3022

4.       OSM Permit 3023

5.       OSM Permit 3024

6.       OSM Permit 3026

7. All NPDES permits and other air, water and similar permits related to the permits listed above.

                                  SCHEDULE 2.7

                         PERMIT NO.             BOND AMOUNT
                         ----------             -----------

                            3020                  $ 21,500
                            3022                    52,000
                            3023                   207,000
                            3024                   165,200
                            3026                    92,500

                                  SCHEDULE 5.7

                         MINIMUM INSURANCE REQUIREMENTS


REQUIRED INSURANCE COVERAGE

Workers' Compensation                             Statutory
Employer's Liability (per accident)               $1,000,000

Commercial General Liability (per occurrence)     $1,000,000 CSL
Bodily Injury & Property Damage                   (Combined Single Limit)

Automobile Liability                              $1,000,000 CSL
Bodily Injury & Property Damage

Excess or Umbrella Liability                      $5,000,000 CSL
(Inclusive of above limits)

Coverage on the Improvements                      $1,000,000 CSL

THE FOLLOWING APPLY TO ALL POLICIES:

         1. Seller shall be included as additional insured on all policies (except Workers' Compensation coverage).

         2. All policies shall contain a Waiver of Subrogation in favor of Seller and its insurers.

         3.       Seller  shall   receive  ten  (10)  days  written   notice  of
                  cancellation or any material change.

         4. Coverage under all insurance required to be carried by the holder of, or operator under, the Permits or their Affiliates or agents shall be primary insurance exclusive of any other existing valid and collectible insurance.

         5. All policies described herein shall have adequate territorial and navigation limits for the location of the operations of the Permit holder or operator or their Affiliates or agents under the Permits.

         6. All insurance shall be with insurers acceptable to Seller (insurer shall be a licensed or registered company in the State of Tennessee and must have a Best's rating of at least B+7).

         A.       WORKERS' COMPENSATION AND EMPLOYER'S LIABILITY shall include:

         1. Statutory Workers' Compensation for state of hire or operation including Federal Black Lung Benefits

         2.       Employer's Liability

         3.       Voluntary Compensation

         4.       Alternate Employer or Borrowed Servant Liability

         B.       COMMERCIAL GENERAL LIABILITY (Occurrence Form) shall include:

         1.       Premises/Operations

         2.       Independent Contractors

         3.       Personal Injury

         4.       Products/Completed Operations

         5.       Blanket Contractual Liability

         6.       Cross Liability/Severability of Interests

         7.       Explosion, Collapse and Underground

         8.       Subsidence Coverage

         C.       COMPREHENSIVE AUTOMOBILE LIABILITY shall include:

         1.       Owned vehicles

         2.       Non Owned vehicles

         3.       Hired vehicles

         D. EXCESS LIABILITY (Occurrence Form) shall comply with the Terms and Conditions of the following underlying coverages:

         1.       Employer's Liability

         2.       Commercial General Liability

         3.       Comprehensive Automobile Liability

Seller reserves the right to require certified copies of any or all policies. The above minimum insurance requirements are subject to change at the discretion of Seller.